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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                  July 13, 2005

                                MICROISLET, INC.
                                ----------------
               (Exact Name of Registrant as Specified in Charter)

            Nevada                                         88-0408274
(State or Other Jurisdiction of                (IRS Employer Identification No.)
       Incorporation)

                                    001-32202
                            (Commission File Number)


    6370 Nancy Ridge Drive, Suite 112                         92121
         San Diego, California                               --------
----------------------------------------                     Zip Code
(Address of Principal Executive Offices)

                                 (858) 657-0287
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01 OTHER EVENTS.

         On June 28, 2005, we filed a Form 8-K announcing that our audit committee determined, in consultation with management, that as a result of the errors in the accounting treatment for certain non-cash expenses, a restatement of the financial statements for the fiscal year ended December 31, 2004 and the first quarter of 2005 was required. As a result of the time required to complete our restated financial statements for the year ended December 31, 2004, our annual meeting of stockholders previously scheduled for July 28, 2005, has been rescheduled to August 18, 2005. The restated financial statements for the year ended December 31, 2004 will be included in the annual report to be sent to stockholders along with the proxy materials for the annual meeting. The record date for the meeting has been set at July 25, 2005. The meeting will be held at a time and place to be announced in the formal notice of the meeting. We intend to mail the formal notice of the meeting, the proxy materials and the annual report on or about July 25, 2005.

         In accordance with the requirements for advance notice set forth in our bylaws, unless we receive notice on or before July 25, 2005, of a nomination for director or other business to be brought before the annual meeting by a stockholder, the nomination or matter will not be presented for stockholder action at the meeting and will be disregarded. If we receive timely notice in accordance with our bylaws, management intends to exercise discretionary authority conferred in the form of proxy to vote on the matter as management sees fit, to the extent permitted by the rules of the Securities and Exchange Commission.

         When the date of our annual meeting was initially changed by more than 30 days from the date of our previous year's annual meeting, the deadline for submitting a stockholder proposal for inclusion in our proxy statement and form of proxy for the meeting pursuant to Rule 14a-8(e) of the Securities and Exchange Commission was set at May 2, 2005, which we designated as a reasonable time before we began to print and mail proxy materials. No stockholder proposals were received by such date, and none will be accepted in connection with the rescheduling of the annual meeting as described above.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    July 13, 2005                       MICROISLET, INC.


                                             By: /s/ John F. Steel, IV
                                                 -------------------------------
                                                 John F. Steel, IV
                                                 Chairman of the Board and
                                                 Chief Executive Officer



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